Exhibit 99.1
 INVESTOR PRESENTATIONQ3 2021

 These materials are provided for informational purposes only, and under no circumstances may any information contained herein be construed as investment advice or as an offer to sell or a solicitation of an offer to buy an interest in any Modiv program or offering. Alternative investments, such as an investment in Modiv or any Modiv program or offering, are speculative and involve substantial risks, including illiquidity and complete loss of invested capital, and there are no guarantees that assets will appreciate in value or that dividends will be paid. Such investments may not be suitable for all investors.Forward-Looking StatementsCertain statements contained herein, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act, Section 21E of the Exchange Act and other applicable law. These statements include, but are not limited to, statements related to plans to list the Company’s Class C common stock on a national stock exchange, strengthening the Company’s investor audience, the estimated net asset value per share of the Company’s common stock, further NAV growth, the timing and/or ability to close on the identified or potential acquisitions and dispositions, performance of the operating portfolio and re-financing activity, the investment sales and financing market, future leasing activity, the ability to reduce exposure to office and enhancing shareholder value. There can be no assurances that the Company will be able to successfully complete a listing nor in the time frame sought given the potential for conditions and other factors outside of its control. Investors may be subject to customary time-based liquidity lock-up periods in order for the Company to implement a successful listing on a national stock exchange. Cushman & Wakefield relied on forward- looking information, some of which was provided by or on behalf of the Company, in preparing its valuation materials. Therefore, neither such statements nor Cushman & Wakefield’s valuation materials are intended to, nor shall they, serve as a guarantee of the Company’s performance in future periods. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the U.S. Securities and Exchange Commission (the “SEC”). These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. Actual events occurring after the Company’s determination of an estimated per share NAV may cause the value of, and returns on, the Company’s investments to be less than those used for purposes of determining the Company’s estimated per share NAV.Modiv Inc. is not affiliated with, associated with, or a sponsor of any of the businesses pictured or mentioned in this presentation. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.  DISCLOSURE  22

 Strategic plan execution offers confidence to pursue a listing in early 2022.  On November 2, Modiv’s board of directors approved an intent to list its Class C common stock on a national stock exchange in early 2022, subject to market conditions1  In preparation for this planned listing, the board of directors approved management’s recommendation to close the Regulation A crowdfunding offering effective November 24, 2021.The board of directors also reviewed and approved management’s recommendation to terminate our Share Repurchase Program (“SRP”) and we are no longer accepting share repurchase requests.  We will be limited on what else can be stated about this topic until such time after any potential listing event.1Established an updated estimated NAV per share of the Company’s common stock of$27.29 as of September 30, 2021Represents approximately 5% growth from the prior quarter and 30% growth from when we first recognized the impact of COVID-19 on our portfolio in April 2020.Active in portfolio management  Under contract to acquire a 10-property portfolio of Walgreens and an industrial sale-leaseback. In discussions to dispose several office and non-essential retail properties.2Recently extended two leases with high-credit tenants for a weighted average term of 10 years.  EXECUTIVE SUMMARY  No assurances can be made that the Company will be able to complete a successful listing.There can be no assurances that these transactions will be completed.      As a publicly listed company, Modiv would be able to continue to strengthen our investor audience by introducing new retail and institutional investors to our experienced management team and our diversified portfolio of income-producing, single-tenant net-lease properties.- Aaron Halfacre, CEO  3

MODIV BY THE NUMBERS

As of September 30, 2021

MODIV

Modiv owns and manages a single-tenant net-lease portfolio backed by high-credit tenants.

38
commercial properties



13
retail

14
office

11
industrial

$500+ million
of assets

2.2 million
SF of leasable space

69% ABR
from investment grade rated tenants

7,300+
investors

$39.8M dividends
paid since inception[1]

$0
fees[2]

1. Total distributions for Modiv's Class C and S shares combined from inception through 9/30/21.
2. Modiv charges no fees, although certain expenses related to operating a public company apply.

4

   INVESTMENTS OVERVIEW

 REAL ESTATE HIGHLIGHTS  Properties 38  Square Footage (msf) 2.2  Total Tenants 31  Annualized Base Rent ($m) $28.8  Top Ten Tenants (% of ABR) 56%  Tenant Industries 14  Occupancy (%) 100%  Cash Rent Collection (% of ABR) 100%  Investment Grade Rated (% of ABR) 70%  Contractual Rent Bumps (% of ABR) 88%  Average Lease Term Remaining (years) 5.6  Leverage (% of Net Asset Value) 40%  Weighted Average Interest Rate 4.2%  Net Asset Value per share (as of September 30, 2021) $27.29  Implied Cap Rate 6.8%  As of September 30, 2021  Industrial Office Retail  Diversified by Geography, Property Type and Sector  Portfolio Highlights  6

KEY PORTFOLIO METRICS

MODIV

As of September 30, 2021 (unless otherwise noted)

Lease Duration[1]

Weighted Average Lease Duration: 5.6 Years



0%
12%
10%
4%
21%
54%
2021
2022
2023
2024
2025
2026+

Industry Breakdown



Other 6.1%
Materials 5.7%
Technology Hardware & Equipment 5.4%
Food, Beverage & Tobacco 5.5%
Consumer Services 6.4%
Commercial & Professional Services 6.9%
Automobile & Components 4.3%
Consumer Durables & Apparel 7.5%
Retailing 11.4%
Health Care Equipment & Services 19.1%
Capital Goods 21.7%

Property Type



Retail 16%
Industrial 33%
Office 51%

Investment Grade[2]



Non-Investment Grade 30%
Investment Grade 70%

Top 5 Tenants

by Annual Base Rent

Tenant	% of ABR (Rating)
Sutter Health	8.7% (S&P A)
Costco Wholesale	7.7% (S&P A+)
AvAir	7.7% (NR)
Taylor Farms	5.5% (NR)
Fujifilm	5.3% (S&P AA-)

1. Excludes leasing activity executed subsequent to quarter end; including this leasing activity, 2022 expirations total 4% and Weighted Average Lease Duration extends to 6.0 years.
2. Investment grade rating on long-term debt is determined by a nationally recognized statistical rating agency.

Modiv Inc. is not affiliated with, associated with, or a sponsor of any of the businesses pictured or mentioned above. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.

7

RECENT REAL ESTATE ACTIVITY

MODIV

1 Leasing

- Subsequent to quarter-end, executed a 12-year lease renewal with 3M Company for its global distribution hub and a 7-year lease renewal with L3Harris Technologies for its R&D/Office facility.

2 Financing

- Raised $50 million of preferred equity (NYSE: “MDVA”) in September with proceeds to be deployed towards future acquisitions.

3 Dispositions[1]

- Under contract to dispose of $56.5M of properties over the next two quarters. Sales activity continues to focus primarily on reducing exposure to office and non-essential retail properties, with focus on assets with less than five years of remaining lease term.

4 Acquisitions[1]

- Under contract to acquire a portfolio of 10 retail properties leased to Walgreens under a 15-year lease for $63.1 million and for a sale-leaseback of an industrial property for $11.5 million with a 20-year lease term.

3M | DeKalb, IL



12-year lease renewal

Texas Health | Dallas, TX



Asset sale - pending

L3 | Carlsbad, CA



7-year lease renewal

Walgreens Portfolio | Nationwide



Acquisition - pending

1. There can be no assurances that these transactions will be completed.

8

Q3 EARNINGS

MODIV

3Q quarter-end earnings above prior year due to:

1. Reduced share count from share redemption activity
2. Interest expense savings from $25M of year-to-date debt re-financing
3. Contractual rent escalators
4. Recent upside from capital deployment

AFFO per Share[1]



$0.97
$1.19
$0.17
$0.50
2020
2021
3Q Earnings
YTD Total



Raymond Pacini
Chief Financial Officer

We continue to see strong performance from our operating portfolio and benefit from portfolio asset management initiatives and recent re-financing activity at more favorable rates.

1. Refer to 10Q filing with the SEC.

9

QUARTERLY ESTIMATED NAV

MODIV

$27.29[1]
Estimated NAV per share
As of September 30, 2021

18.5%
Increase year-to-date

Net Asset Value per Share (April 2020)	**$21.01**
Real Estate	$5.42
Cash	$5.77
Total Real Estate and Assets	$32.20
Debt	$2.85
Other Assets and	($3.26)
Liabilities Preferred	($5.75)
Equity	
Total Debt and Other Liabilities	($6.16)
Reduction to Shares Outstanding	$1.25
Net Asset Value per Share (September 2021)	**$27.29**



MODIV NAV Analysis[1]
30% Growth since April 2020
$21.01
$23.03
$24.60
$26.05
$27.29
Apr 2020
Dec 2020
Mar 2021
Jun 2021
Sep 2021

Estimated per share NAVs reflect the 1:3 reverse stock split effective Feb. 1, 2021.



Mitchell Germain
Chief Capital Officer

A robust investment sales and financing environment continues to have positive implications on asset values supporting further NAV growth.

1. As of 9/30/2021. Cushman and Wakefield independent appraisal. Please refer to 8K filing with the SEC dated November 5, 2021.

10

 INVESTMENT OVERVIEW  As of September 30, 2021        Share Price (NAV)  $27.29  Dividend1  $1.15/share  Annualized Distribution Rate1  4.2%  Shares Outstanding  8.7 mm  Distributions Paid Since Inception1  $39.8 mm  1. There is no guarantee that distributions will be paid.  11

   QUARTERLY COMMENTARY

MARKET & PORTFOLIO OUTLOOK

MODIV

We have been active on the portfolio front, renewing long-term leases with two significant tenants and actively recycling assets. We continue to focus on extending lease terms and reducing exposure to office properties.

Market Outlook

- There remains a surplus of capital on the sidelines earmarked for real estate that, along with attractively priced and readily available financing, continues to push asset pricing higher; single-tenant assets are gaining more consideration given the durable nature of the rental income.
- All real estate sectors, with the exception of office, are operating at or above pre-pandemic levels; office leasing remains challenging as corporations assess space needs based on the continuing desire of employees to work remotely.



David Collins
Chief Property Officer

Portfolio Outlook

- Making significant progress towards 2022 lease renewals with 3M Corporation and L3Harris Technologies; just two leases totaling 4% of rents remain for 2022 and we are in active negotiations.[1]
- Acquisition pipeline is robust with focus on necessity retail, quick-service restaurants, manufacturing and warehouse/distribution.
- Selectively disposing of office assets given robust demand for product within the investment sales market.



William Broms
Chief Investment Officer

1. There can be no assurances that these negotiations will result in lease extensions.

13

 Execution on our strategic plan, coupled with a strong operating environment within the commercial real estate and equity capital markets, has enabled us an opportunity to pursue a listing of our common shares.  MODIV QUARTERLY UPDATE  1. There can be no assurances that these transactions will be completed.  HighlightsEstablished a $27.29 NAV per share | increase of nearly 5% over the prior quarter and 18.5% year-to- dateCompleted lease extensions with 3M Corporation and L3Harris Technologies | leases extended 10 years on a weighted average basis with an uptick in rentsAgreements in place to sell several office properties and a retail asset | additional property sales being contemplated given attractive pricing within the investment markets1Under contract to acquire a multi-state essential retail portfolio and sale-leaseback of an industrial facility | this would bring year-to-date investments to over $78M1Raised $50M of preferred equity | solidified our balance sheet with growth capital    Third quarter results demonstrate that our strategic plan hascontinued to enhance shareholder value.  Aaron HalfacreChief Executive Officer  13

   APPENDIX

EXECUTIVE TEAM

MODIV

1. Seasoned Management Team
   - 23 years average real estate experience
   - Participated in $25B+ of real estate M&A
   - Taken several companies public
   - Expertise in capital markets and investor communications
2. Improved Alignment Following 2019 Internalization
   - Elimination of onerous fees and conflicts of interest
   - Incentive compensation tied to growth hurdles
3. Scalable Platform
   - Positioned for horizontal and vertical growth through property management relationship with Colliers International

Management Team

Name	Title	Years of Relevant Experience
Ray Wirta	Chairman	50
Aaron Halfacre	Chief Executive Officer	25
Ray Pacini	Chief Financial Officer	40
Bill Broms	Chief Investment Officer	19
Mitchell Germain	Chief Capital Officer	20
David Collins	Chief Property Officer	35
Sandra Sciutto	Chief Accounting Officer	33
John Raney	Chief Legal Officer	12
Jennifer Barber	Chief Operating Officer	6
John Bacon	Chief Marketing Officer	28

16

INVESTMENTS

As of September 30, 2021

MODIV

Property	City, State	Product Type	Sq.Ft.	Investment Grade[1]	Purchase Date
3M	DeKalb, IL	Industrial	410,400	Y	3/29/2018
Accredo Health	Orlando, FL	Office	63,000	Y	6/15/2016
Amec Foster Wheeler	San Diego, CA	Industrial	37,449	N	7/20/2016
AvAir	Chandler, AZ	Industrial	162,714	N	12/28/2017
Bon Secours Health System	Richmond, VA	Office	72,890	Y	10/31/2018
Costco Wholesale	Issaquah, WA	Office	97,191	Y	12/20/2018
Cummins, Inc.	Nashville, TN	Office	87,230	Y	4/4/2018
Dollar General Bakersfield	Bakersfield, CA	Retail	18,827	Y	11/10/2015
Dollar General Big Spring	Big Spring, TX	Retail	9,026	Y	11/4/2016
Dollar General Castalia	Castalia, OH	Retail	9,026	Y	11/4/2016
Dollar General Lakeside	Lakeside, OH	Retail	9,026	Y	11/4/2016
Dollar General Litchfield	Litchfield, ME	Retail	9,026	Y	11/4/2016
Dollar General Mt. Gilead	Mt. Gilead, OH	Retail	9,026	Y	11/4/2016
Dollar General Thompsontown	Thompsontown, PA	Retail	9,100	Y	11/4/2016
Dollar General Wilton	Wilton, ME	Retail	9,100	Y	11/4/2016
Dollar Tree	Morrow, GA	Retail	10,906	Y	4/22/2016
EMCOR Facilities	Cincinnati, OH	Office	39,385	Y	8/29/2017
exp Global	Maitland, FL	Office	33,118	N	3/27/2017
FUJIFILM Dimatix (72.71%)	Santa Clara, CA	Industrial	91,740	Y	9/28/2017

1. Investment grade rating on long-term debt is determined by a nationally recognized statistical rating agency.

(Cont'd)

17

INVESTMENTS (CONT'D)

As of September 30, 2021

MODIV

Property	City, State	Product Type	Sq.Ft.	Investment Grade[1]	Purchase Date
Gap	Rocklin, CA	Office	40,110	N	12/1/2016
GSA - Mine Safety & Health	Vacaville, CA	Office	11,014	Y	4/5/2016
Harley Davidson (For Sale)	Bedford, TX	Retail	70,960	N	4/13/2017
Husqvarna	Charlotte, NC	Industrial	64,637	Y	11/30/2017
Illinois Tool Works	El Dorado Hills, CA	Industrial	38,500	Y	8/18/2016
L3 Communications	Carlsbad, CA	Industrial	46,214	Y	12/23/2016
Labcorp	San Carlos, CA	Industrial	20,800	Y	12/9/2015
Levins Sacramento	Sacramento, CA	Industrial	76,000	N	8/20/2015
Northrop Grumman	Melbourne, FL	Office	107,419	Y	3/7/2017
Omnicare	Richmond, VA	Industrial	51,800	Y	7/20/2017
PreK Education Center	San Antonio, TX	Retail	50,000	Y	4/8/2016
Raising Cane's	San Antonio, TX	Retail	3,853	N	7/26/2021
Solar Turbines	San Diego, CA	Office	26,036	Y	7/20/2016
Sutter Health	Rancho Cordova, CA	Office	106,592	Y	3/15/2017
Taylor Farms	Yuma, AZ	Industrial	216,727	N	10/24/2019
Texas Health Resources	Dallas, TX	Office	38,794	Y	9/13/2018
Walgreens Santa Maria	Santa Maria, CA	Retail	14,490	Y	6/29/2017
Williams Sonoma	Las Vegas, NV	Office	35,867	N	6/22/2017
Wyndham	Las Vegas, NV	Office	41,390	N	6/22/2017
Totals			2,249,383	69%	-

1. Investment grade rating on long-term debt is determined by a nationally recognized statistical rating agency.

18

FREQUENTLY ASKED QUESTIONS  Why is the Company pursuing a listing of its Class C common shares?The board of directors has decided to pursue the listing of Modiv’s Class C common shares on a national stock exchange because it believes a listing is in the best interest of the Company and its stockholders. Listing the Company’s Class C common shares has many benefits, including that it will provide shareholders of Modiv greater opportunities for liquidity. This decisionfollows a successful listing of preferred equity, which trades on the NYSE (Ticker: “MDVA”). Also, following the listing of the Class C common shares, we believe Modiv will have more diverse sources of capital available to pursue growth initiatives.What happens to Modiv’s shares upon a listing?Upon a successful listing, Modiv will have common shares that trade on a national stock exchange in the same manner as other equity securities, and Modiv will have no control over the share price. Following the anticipated listing, the exchange or redemption of Modiv’s Class C common shares will no longer be handled by Modiv but will trade on the national stock exchange. Existing investors should expect that some portion of their shares will be subject to(i) customary potential lock-up provisions, designed to stabilize the initial traded share price, and (ii) in the case of Class C common shares purchased through our Regulation D private offering, a 6-month holding period. Additionally, following a listing, shares can be transferred to your brokerage account or they can continue to be held with Modiv’s transfer agent. Additional details on how to transfer your shares, if applicable, will be provided closer to the anticipated listing date.When will the listing take place?The Company is expected to pursue a listing in early 2022 subject to market conditions. Please note, there are no assurances that Modiv can complete the planned listing in the time frame outlined or at all given the reliance on general economic factors, sentiment within the equity capital markets, and broader real estate market conditions.  We will continue to communicate with investors as information becomes available. For any additional questions, please feel free to contact Modiv’s Investor Relations team:info@modiv.com or 1-888-686-6348  20

 FREQUENTLY ASKED QUESTIONS cont.  Can an investor purchase more shares prior to the listing?After November 24, 2021, we are no longer accepting additional investments into Modiv’s Class C shares through ourcrowdfunding offering, except through our Distribution Reinvestment Plan (“DRP”), and our Regulation A Offering has been terminated. Following a listing event, investors will have the opportunity to purchase shares in the open market via their brokerage account or our transfer agent.Will the Distribution Reinvestment Plan be terminated?We intend to provide investors the ability to reinvest their dividends via the DRP. Shareholders already enrolled in the DRP will see no changes to current practice, and there is nothing that is required.Will the rate or frequency of the dividend change?The Company intends to continue to pay dividends in accordance with past practice, currently equal to an amount of$1.15/share annually (increasing from $1.10/share as of October 1, 2021), paid on a monthly basis. Any future decisions surroundingthe dividend are made by the board of directors, on behalf of shareholders, and there are no guarantees that future dividends will be paid.Additionally, and as previously communicated, Modiv intends to distribute a "13th Dividend” in early 2022, subject to the success of the company’s 2021 business activities.Why was the Share Repurchase Program (“SRP”) terminated?Effective with the board of directors' decision to pursue a public listing of our Class C common shares, the SRP was terminated, and we will no longer be accepting shareholder repurchase requests. This decision was made in order to organize shareholder records in anticipation of the planned listing event.Is a shareholder vote required for the planned listing?A shareholder vote associated with a planned listing is not required by Modiv’s corporate charter or bylaws or Maryland (Modiv’sstate of incorporation) law. We view this planned listing, and potential liquidity event for Class C shareholders, as a positive event, offering more liquidity on shareholdings than previously offered and more efficient access to capital for the Company to grow.  We will continue to communicate with investors as information becomes available. For any additional questions, please feel free to contact Modiv’s Investor Relations team:info@modiv.com or 1-888-686-6348  20

   www.modiv.com | 888.686.6348120 Newport Center Drive | Newport Beach, CA 92660